SUPPLEMENT DATED JUNE 8, 2000

                 TO THE BABSON FUNDS PROSPECTUS
                     DATED OCTOBER 31, 1999

                           Relating to
             D.L. BABSON TAX-FREE INCOME FUND, INC.
             Portfolio L, Portfolio S & Portfolio MM
                               and
                 BABSON MONEY MARKET FUND, INC.
               Prime Portfolio & Federal Portfolio



     The combined Babson Funds prospectus dated October 31, 1999, which includes D.L. Babson Tax-Free Income Fund, Inc. and Babson
Money Market Fund, Inc. is supplemented as follows:

     The Board of Directors of D.L. Babson Tax-Free Income
     Fund, Inc. has approved the reorganization of Portfolio S into Portfolio L subject to the approval of the shareholders of Portfolio S.

     The Board of Directors of Babson Money Market Fund, Inc.
     has approved the reorganization of Federal Portfolio into Prime Portfolio subject to the approval of the shareholders of Federal Portfolio.

     Special meetings of shareholders of Portfolio S and Federal Portfolio are tentatively scheduled for September 1, 2000. Proxy materials explaining the proposed reorganizations are expected to be sent to shareholders of Portfolio S and Federal Portfolio during the third quarter of the year 2000.

     Effective July 3, 2000, Portfolio S of D.L. Babson Tax-Free Income Fund, Inc., Portfolio MM of D.L. Babson Tax-Free Income Fund, Inc. and Federal Portfolio of Babson Money Market Fund, Inc. will be closed to new investors. If you are a shareholder of one of the above portfolios as of June 30, 2000 you may continue to add to your account or buy additional shares through the reinvestment of dividend or capital gain distributions. The Funds reserve the right to modify this policy at any time.